SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2004

DrugMax, Inc.

Formerly known as DrugMax.com, Inc.

(Exact name of registrant as specified in its charter)

STATE OF NEVADA	1-15445	34-1755390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25400 U.S. Highway 19 North, Suite 137

Clearwater, Florida 33733

(Address of principal executive offices)

Registrant’s telephone number, including area code: (727) 533-0431

Item 5. Other Events.

On March 22, 2004, DrugMax, Inc. issued a press release to announce the execution of a Merger Agreement between the Company and Familymeds, Inc., a specialty pharmacy group located in Farmington, Connecticut. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release dated March 22, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DRUGMAX, INC.

By:	/s/ William L. LaGamba
William L. LaGamba, President and Chief Operations Officer

Dated: March 22, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated March 22, 2004